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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 25, 2003
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.
(Exact name of registrant as specfied in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-14608 (Commission File Number)	87-0563574 (IRS Employer Identification Number)
2002 South 5070 West Salt Lake City, Utah (Address of principal executive offices)		84104-4726 (Zip Code)

(801) 975-5000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

99.1	Press Release dated September 25, 2003.

Item 12. Reports of Operations and Financial Condition.

        On September 25, 2003, the registrant announced its earnings for its fiscal 2004 first quarter results, which ended on August 31, 2003. A copy of the press release announcing the earnings is attached hereto as Exhibit 99.1.

        The information in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission's rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDER NUTRITION INTERNATIONAL, INC.
By:	/s/ JOSEPH W. BATY
	Name:	Joseph W. Baty
	Title:	Executive Vice President and Chief Financial Officer

Date: September 25, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Reports of Operations and Financial Condition.
SIGNATURES